United States
Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSRS
Certified Shareholder Report of Registered Management
Investment Companies

Investment Company Act file number: 811-05807

Eagle Capital Growth Fund, Inc.
(Exact name of registrant as specified in charter)

225 East Mason Street, Suite 802, Milwaukee, WI 53202
(Address of principal executive offices) (zip code)

Luke E. Sims, President and Chief Executive Officer
Eagle Capital Growth Fund, Inc.
225 East Mason Street, Suite 802
Milwaukee, WI 53202
(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 765-1107

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

ITEM 1.	REPORT TO STOCKHOLDERS

Eagle Capital Growth Fund, Inc.
Semiannual Report

June 30, 2017

Top Ten Holdings (as of June 30, 2017)

Company	Market Value	Percentage of Portfolio

Colgate-Palmolive Co.	$5,137,209	16.3%

T. Rowe Price Group Inc.	$2,597,350	8.2%

Franklin Resources, Inc.	$1,612,440	5.1%

Automatic Data Processing, Inc.	$1,588,130	5.0%

eBay Inc.	$1,571,400	5.0%

Cabela's Incorporated	$1,544,920	4.9%

Stryker Corp.	$1,526,580	4.8%

Paychex, Inc.	$1,508,910	4.8%

White Mountains Insurance Group, Ltd.	$1,389,808	4.4%

Berkshire Hathaway Inc. B	$1,354,960	4.3%

Fellow Shareholders,

The S&P 500 (total return) rose 9.3% during the first six months of 2017, while our Fund rose 6.5%.  As noted in the last letter, our concern about expensive prices for shares has led us to a considerable cash position.  In a rising market, the cash position will temper positive results, as was the case so far in 2017.

Our Fund’s goal is, and has been, superior long-term investment performance with due respect for the value of capital and the need to protect it.  Although we are equity investors, we are risk averse. We have too much regard for the importance of preserving our capital to take undue risk. We would rather give up a little potential upside than run the risk of a permanent loss of capital.

The current elevated prices for our portfolio investments are both blessings as well as curses.  We are pleased to be able to increase the stated value of the portfolio, but the market prices give us reason to contemplate selling part of our portfolio positions.  We’re not in a rush to do anything currently.  The Fund owns high-quality companies, with attractive returns on capital.  Time is a friend to those companies, even while the share price may rise and fall in the interim.

Our investment philosophy and strategy is simple.  We seek to identify and acquire high quality growing companies which sell at significant discounts from their intrinsic values.  Then, we sit back and let these high-quality companies continue to build their businesses over the long-term.  When the stock market recognizes to a large extent what we see in a portfolio company, then we’re faced with a more difficult decision.   Do we continue to hold a quality company even when it sells at an elevated price that is much closer to intrinsic value?

Paychex, Inc. (Nasdaq: PAYX) is an example of a Fund portfolio company with a bright future, and a stock price that generally reflecting those favorable prospects.   PAYX provides payroll processing and related services to mostly small employers, those with 100 or fewer employees.  The perceived value received by the customer is far in excess of the cost borne by the employer to navigate the complex tax, withholding and related governmental rules.  As a result, once an employer has signed on with Paychex, the employer is reluctant to switch and risk the potential disruption in paying employees and complying with the operative tax rules.

Paychex has over $3 billion in annual sales, with an operating margin near 40% of revenues, and a net margin of 25% of revenues.   In addition, PAYX makes money on client funds held on a temporary basis.  In the aggregate, Paychex had an average daily balance of over $4 Billion of client funds in 2017.  On the balance of other people’s money, Paychex collected nearly $50 million in interest during its most recent fiscal year, a number that will increase if and when short-term interest rates return to a more normal level.

As an investor, it’s easy to like PAYX: it provides a valued service to customers, is quite profitable, has high margins, pays a nice dividend, and is led by a capable management team.   These high-quality metrics come at a stiff price.  At $57, Paychex trades at over 25x historic earnings.  With limited balance sheet assets, practically all of the $57 valuation is attributable to the future earnings stream.

We are fans of Paychex and, near $57, feel more comfortable holding PAYX shares than selling.   Faced with a great company trading at a relatively rich price, we will generally opt to just hold.   Virtually every sale decision for our Fund brings with it undesirable income tax consequences.  With a portfolio of investments with almost $10 million in unrealized long-term capital gains, we have plenty of incentive to continue holding as opposed to selling and triggering these unpleasant tax consequences.

As always, we love hearing from our shareholders.   However, we won’t comment on any undisclosed purchases or sales that the Fund has made or is contemplating.   With that caveat in mind, all other issues are on the table.

Luke E. Sims	David C. Sims

Email: luke@simscapital.com	Email: dave@simscapital.com

414/530-5680	414/765-1107

July 31, 2017

Eagle Capital Growth Fund, Inc.
Statement of Assets and Liabilities
As of June 30, 2017 (unaudited)

Assets

Common stock--at market value (cost $16,986,537)	$26,536,488
Money market funds	5,010,083
Short-term interest receivable	3,116
Dividends receivable	26,560
Prepaid fees	14,162
		$31,590,409
Liabilities

Accounts payable	$1,829
Investment advisor fee payable	23,350
		$25,179
Total net assets		$31,565,230

Shareholders' Equity

Common stock- $0.001 par value per share; authorized 50,000,000 shares, outstanding 3,588,977 shares	$3,589
Paid-in capital	20,763,929
Undistributed net investment losses	(53,984)
Undistributed capital gains	1,301,745
Unrealized appreciation on investments	9,549,951

Shareholders' equity		$31,565,230

Net asset value per share		$8.80

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Statement of Operations
For the Six Months Ended June 30, 2017 (unaudited)

Investment Income

Dividends	$126,045
Interest	23,899
Total investment income		$149,944

Expenses

Advisory fees	$113,804
Legal fees	1,965
Insurance	6,492
Transfer agent	33,665
Directors’ fees and expenses	32,000
Custodian fees	3,771
Listing fee	7,439
Other fees and expenses	4,908
Total expenses		$204,044

Net investment loss			$(54,100)

Realized Gain and Unrealized Appreciation on Investments

Realized gain on investments:
Proceeds from sale of investment securities	$9,706,270
Less: cost of investment securities sold	8,445,392
Net realized gain on investments		$1,260,878

Unrealized appreciation on investments:
Unrealized appreciation at end of period	$9,549,951
Less: unrealized appreciation at beginning of period	8,832,581
Net change in unrealized appreciation on investments		$717,370
Net realized gain and change in unrealized appreciation on investments			$1,978,248

Net increase from operations			$1,924,148

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Statements of Changes in Net Assets

From Operations:	Year Ended 12/31/2016	Six Months Ended 6/30/2017
		(unaudited)
Net investment income (loss)	$49,438	$(54,100)
Net realized gain on investments	3,894,649	1,260,878
Net change in unrealized appreciation on investments	(672,835)	717,370

Net increase from operations	$3,271,252	$1,924,148

Distributions to Shareholders from:

Net investment income	$(29,562)	--
Net realized gain from investment transactions	(3,853,782)	--

Total distributions	$(3,883,344)	--

From Capital Stock Transactions:

Reinvested capital from distribution of shares	$2,465,266	--

Total Net Assets:

Beginning of year	$27,787,908	$29,641,082
End of period (including undistributed net investment income of $116 and gain of $40,867 in 2016 and undistributed net investment loss of $53,984 and gains of $1,301,754 in 2017)	$29,641,082	$31,565,230

Shares:
Shares issued to shareholders under the Dividend	325,663	--
Reinvestment and Cash Purchase Plan

Shares at beginning of year	3,263,314	3,588,977
Shares at end of period	3,588,977	3,588,977

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Financial Highlights

For the periods ended December 31:	2012	2013	2014	2015	2016	June 30, 2017
						Six months (unaudited)
Net asset value at beginning of year	$7.12	$7.61	$8.69	$9.00	$8.52	$8.26

Net investment income (loss)	$0.06	$0.03	$0.02	$0.04	$0.01	$(0.01)
Net realized gain and unrealized appreciation on investments	$0.79	$2.07	$0.66	$0.04	$0.99	$0.55

Total from investment operations	$0.85	$2.10	$0.68	$0.08	$1.00	$0.54

Distribution from:
Net investment income	$(0.03)	$(0.07)	$(0.02)	$(0.05)	$(0.01)	-
Realized gains	$(0.33)	$(0.95)	$(0.35)	$(0.45)	$(1.18)	-
Total distributions	$(0.36)	$(1.02)	$(0.37)	$(0.50)	$(1.19)	-
Dilution from share issuance	-	-	-	$(0.06)	$(0.07)	-

Net asset value at end of period	$7.61	$8.69	$9.00	$8.52	$8.26	$8.80

Per share market price, end of period last traded price	$7.10	$8.19	$8.70	$7.59	$7.35	$7.85

For the periods ended December 31:	2012	2013	2014	2015	2016	June 30, 2017
Total Investment Return:
Average annual return, based on market value:
1 Year	7%	30%	11%	(7%)	12%	17%
5 Year	3%	18%	15%	12%	10%	13%
10 Year	4%	7%	8%	6%	7%	6%
From inception	8%	9%	9%	9%	9%	9%

Average annual return, based on net asset value:
1 Year	12%	28%	8%	1%	12%	13%
5 Year	4%	17%	13%	11%	12%	12%
10 Year	6%	7%	7%	7%	6%	7%
From inception	9%	9%	9%	9%	9%	9%
Net assets, end of year (000s omitted)	$23,796	$27,164	$28,114	$27,788	$29,641	$31,565
Ratios to average net assets (annualized):
Ratio of expenses to average net assets (A):	1.43%	1.37%	1.40%	1.43%	1.41%	1.36%

Ratio of net investment income (loss) to average net assets	0.83%	0.34%	0.27%	0.42%	0.17%	(0.36%)
Portfolio turnover (annualized)	22%	44%	6%	26%	59%	65%
Average commission paid per share	$0.01	$0.01	$0.01	$0.01	$0.01	$0.04

(A)
Expense ratio does not reflect fees and expenses incurred by the Fund as a result of its investments in shares of investment companies. If fees for Fund investments in investment companies were included in the expense ratio, the net impact would be an increase of approximately 0.21% for the year ended December 31, 2016, 0.06% for the year ended December 31, 2014, 0.07% for the year ended December 31, 2013, and 0.07% for the year ended December 31, 2012. For the year ended December 31, 2015, there would have been no increase in the expense ratio.  For the six months ended June 30, 2017, there would have been no increase in the expense ratio.

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Portfolio of Investments (as of June 30, 2017) (unaudited)

Common Stock (84.1% of total investments)			LEVEL ONE
Industry	Shares	Cost	Market Value	% of Total Investments
Consumer
Colgate-Palmolive Co.	69,300	$4,347,559	$5,137,209
PepsiCo, Inc.	10,000	168,296	1,154,900
			$6,292,109	19.9%
Data Processing
Automatic Data Processing, Inc.	15,500	827,769	1,588,130
Paychex, Inc.	26,500	1,005,569	1,508,910
			$3,097,040	9.8%
Drug/Medical Device
Abbott Laboratories Inc.	7,500	175,588	364,575
Johnson & Johnson	4,000	45,500	529,160
Stryker Corp.	11,000	47,141	1,526,580
			$2,420,315	7.7%
Industrial
CSW Industrials, Inc.*	25,750	756,821	995,238
Illinois Tool Works Inc.	9,000	379,352	1,289,250
Waters Corp.*	6,000	302,341	1,103,040
			$3,387,528	10.7%
Insurance
Berkshire Hathaway Inc. B*	8,000	590,996	1,354,960
Markel Corp.*	1,300	831,360	1,268,618
White Mountains Insurance Group, Ltd.	1,600	1,245,568	1,389,808
			$4,013,386	12.7%
Mutual Fund Managers
Franklin Resources, Inc.	36,000	1,203,445	1,612,440
T. Rowe Price Group Inc.	35,000	2,445,055	2,597,350
			$4,209,790	13.4%
Retail
Cabela's Incorporated*	26,000	1,482,217	1,544,920
eBay Inc.*	45,000	1,131,960	1,571,400
			$3,116,320	9.9%

Total common stock investments			$26,536,488	84.1%

Money Market Funds (15.9% of total investments)			LEVEL ONE
			Market Value	% of Total Investments
Federated Government Oblig. #5 Inst., 0.83% yield			$5,010,083
			$5,010,083	15.9%

Total investments			$31,546,571
All other assets			43,838
Accrued investment advisory fees			(23,350)
All other liabilities			(1,829)
Total net assets			$31,565,230

*Non-dividend paying security

See Notes to Financial Statements.

Notes to Financial Statements

(1)	Organization.

Eagle Capital Growth Fund, Inc. (“Fund”), a Maryland corporation. is a diversified closed-end investment company subject to the Investment Company Act of 1940.

(2)	Significant Accounting Policies.

Dividends and distributions—Dividends and distributions paid to the Fund from portfolio investments are recorded on the ex-dividend date.

Investments— Investments in equity securities are valued at the closing market price as of the close of regular trading on the applicable valuation date.  If no such closing market price is available on the valuation date, the Fund uses the then most recent closing market price.

In the unlikely event that there is no current or recent closing market price for a portfolio security (whether equity or debt) traded in the over-the-counter market, then the Fund uses the most recent closing bid price.  If there is no closing bid price for a portfolio security for a period of ten (10) consecutive trading days, then the Fund’s Audit Committee or other appropriate committee shall determine the value of such illiquid security.  From inception to June 30, 2017, the Fund has not held a security which required an illiquid pricing valuation.

Investment security purchases and sales are accounted for on a trade date basis.  Interest income is accrued on a daily basis while dividends are included in income on the ex-dividend date.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal income taxes—The Fund intends to comply with the general qualification requirements of the Internal Revenue Code applicable to regulated investment companies such as the Fund.  The Fund plans to distribute annually at least 90% of its taxable income, including net long-term capital gains, to its shareholders.  In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year an amount equal to at least 98% of its net investment income and 98% of its net realized capital gains (including undistributed amounts from previous years).

The following information is based upon the Federal income tax basis of equity portfolio investments as of June 30, 2017:

Gross unrealized appreciation	$9,590,329
Gross unrealized depreciation	(40,378)
Net unrealized appreciation	$9,549,951

Federal income tax basis	$16,986,537

Expenses—The Fund’s service providers bear all of their expenses in connection with the performance of their services.  The Fund bears all of its expenses incurred in connection with its operations including, but not limited to, investment advisory fees (as discussed in Note 3), legal and audit fees, taxes, insurance, shareholder reporting and other related costs.  As noted in Note 3, the Fund’s investment advisor, as part of its responsibilities under the Investment Advisory Agreement, is required to provide certain internal administrative services to the Fund at such investment advisor’s expense.  The Investment Advisory Agreement provides that the Fund may not incur annual aggregate expenses in excess of two percent (2%) of the first $10 million of the Fund’s average net assets, one and a half percent (1.5%) of the next $20 million of the average net assets, and one percent (1%) of the remaining average net assets for any fiscal year.  Any excess expenses are the responsibility of the investment advisor.

Fair Value Accounting—Accounting standards require certain assets and liabilities be reported at fair value in the financial statements and provides a framework for establishing that fair value. The framework for determining fair value is based on a hierarchy that prioritizes the inputs and valuation techniques used to measure fair value.

In general, fair values determined by Level 1 inputs use quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.  All of the Fund’s investments are classified as Level 1.

Fair values determined by Level 2 inputs use other inputs that are observable, either directly or indirectly. These Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and other inputs such as interest rates and yield curves that are observable at commonly quoted intervals.

Level 3 inputs are unobservable inputs, including inputs that are available in situations where there is little, if any, market activity for the related asset. These level 3 fair value measurements are based primarily on management’s own estimates using pricing models, discounted cash flow methodologies, or similar techniques taking into account the characteristics of the asset.

The Fund’s financial statements, other than investments, consist of receivables and payables due in the near term.  Fair value of those instruments approximates historical cost.

(3)	Certain Service Providers Arrangements

Investment advisor—For its services under the Investment Advisory agreement, the investment advisor receives a monthly fee calculated at an annual rate of three-quarters of one percent (0.75%) of the weekly net asset value of the Fund, as long as the weekly net asset value is at least $3.8 million.  The investment advisor is not entitled to any compensation for any week in which the average weekly net asset value falls below $3.8 million.  Pursuant to the Investment Advisory Agreement, the investment advisor is required to provide certain internal administrative services to the Fund at the investment advisor’s expense.

Effective June 1, 2007, following shareholder approval of the Investment Advisory Agreement, Sims Capital Management LLC (“SCM”) began serving as the Fund’s investment advisor.  Pursuant to the Investment Advisory Agreement, SCM is responsible for the management of the Fund’s portfolio, subject to oversight by the Fund’s Board of Directors.  Luke E. Sims, a Director, President and Chief Executive Officer of the Fund and owner of more than five percent of the Fund's outstanding shares, owns 50% of SCM.   David C. Sims, the Chief Financial Officer, Chief Compliance Officer, Secretary, and Director of the Fund and the son of Luke E. Sims, owns the remaining 50% of SCM.

Custodian— Bank of America Corporation serves as the Fund’s custodian pursuant to a custodian agreement. As the Fund’s custodian, Bank of America receives fees and compensation of expenses for services provided including, but not limited to, an annual account charge, annual security fee, security transaction fee and statement of inventory fee.

Transfer Agent— American Stock Transfer & Trust Company (“AST”) serves as the Fund’s transfer agent and dividend disbursing agent.   AST receives fees for services provided including, but not limited to, account maintenance fees, activity and transaction processing fees and reimbursement for its out-of-pocket expenses. AST also acts as the agent under the Fund’s Dividend Reinvestment and Cash Purchase Plan (“DRIP”).

(4)	Dividend Reinvestment and Cash Purchase Plan.

The Fund has a Dividend Reinvestment and Cash Purchase Plan (“DRIP”) which allows shareholders to reinvest cash dividends and make cash contributions.  Pursuant to the terms of the DRIP, cash dividends may be used by the DRIP agent to either purchase shares from the Fund or in the open market, depending on the most favorable pricing available to DRIP participants.  Voluntary cash contributions from DRIP participants are used to purchase Fund shares in the open market.  A complete copy of the DRIP is available on the Fund’s website (www.eaglecapitalgrowthfund.com) or from AST, the DRIP agent.

(5)	Fund Investment Transactions

Purchases and sales of securities, other than short-term securities, for the six month period ended June 30, 2017 were $11,236,142 and $9,706,270, respectively.

(6)	Financial Highlights.

The Financial Highlights present a per share analysis of how the Fund’s net asset value has changed during the periods presented.  Additional quantitative measures expressed in ratio form analyze important relationships between certain items presented in the financial statements.  The total investment return based on market value assumes that shareholders bought into the Fund at the bid price and sold out of the Fund at the bid price.  In reality, shareholders buy into the Fund at the asked price and sell out of the Fund at the bid price.  Therefore, actual returns may differ from the amounts shown.

2017 Annual Shareholder Meeting

The Fund’s 2017 annual meeting of shareholders (“Annual Meeting”) was held on April 20, 2017, for the following purposes:

1.	To elect two (2) Directors to the Board.

2.	To ratify the selection of Plante & Moran, PLLC as the independent registered public accountants of the Fund for the calendar year ending December 31, 2017.

The following directors were elected under Proposal 1: Robert M. Bilkie, Jr. and Phillip J. Hanrahan.  Under Proposal 2, shareholders ratified the selection of Plante & Moran, PLLC as the Fund’s independent registered public accountants for the 2017 calendar year.

Tabulation Report
Proposal 1 – Election of Directors

	For	Withheld
Robert M. Bilkie, Jr.	2,259,446	32,537
Phillip J. Hanrahan	2,236,740	55,243

Proposal 2 –  Selection of Plante & Moran, PLLC

For	Against	Abstain	Withheld
2,267,788	24,252	1,597	0

Total shares issued and outstanding on record date: 3,588,977

Compensation.

The following table sets forth the aggregate compensation paid to all Fund directors for the period ended June 30, 2017.  Directors who are not Interested Persons of the Fund received an annual retainer of $10,000 a year, paid in equal quarterly installments, and Audit Committee members receive $1,000 annually, paid quarterly, for service on the Audit Committee.  Directors who are Interested Persons of the Fund are not entitled to receive directors’ fees.  Directors are reimbursed for out-of-pocket expenses in connection with attending Board meetings.

Luke E. Sims and David C. Sims, who are deemed to be Interested Persons of the Fund, are not entitled to receive directors’ fees from the Fund.

No Fund officer receives compensation in his capacity as an officer of the Fund.  Fund officers are: Luke E. Sims, President and Chief Executive Officer; and David C. Sims, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary.  Robert M. Bilkie, Jr. is the Fund’s Chairman, which is not an executive officer position.

Sims Capital Management LLC (“SCM”), the investment advisor for the Fund, was paid $113,804 by the Fund in the six-month period ending June 30, 2017.  SCM is 50% owned by Luke E. Sims, the President, CEO and a Director of the Fund, as well as an owner of more than five percent of the Fund’s outstanding shares.  David C. Sims, the Fund’s Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary, owns the remaining 50% of SCM.

Sims Capital Management, the Fund’s advisor, serves as the investment advisor to two mutual funds, Eagle Capital Growth Fund, Inc. (NYSE MKT: GRF), a closed-end fund, and Sims Total Return Fund, Inc. (SIMFX), an open-end fund.   For purposes of the tables below and on the next page, “complex” refers to the two funds collectively.

Directors who are Interested Persons of the Fund, for the six-month period ended June 30, 2017:

Name, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Complex paid to Directors

David C. Sims, Director, CFO, CCO, Treasurer, Secretary	None	None	None	None

Luke E. Sims, Director, President, CEO	None	None	None	None

Directors who are not Interested Persons of the Fund, for the six-month period ended June 30, 2017:

Name, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Complex paid to Directors

Robert M. Bilkie, Jr., Director	$5,000	None	None	$5,000

Phillip J. Hanrahan Director	$5,500	None	None	$5,500

Carl A. Holth, Director	$5,500	None	None	$5,500

Peggy L. Schmeltz, Director	$5,000	None	None	$5,000

Donald G. Tyler, Director	$5,500	None	None	$5,500

Neal F. Zalenko, Director	$5,500	None	None	$5,500

Board of Directors

Robert M. Bilkie, Jr. Chairman of the Board Southfield, MI	Carl A. Holth Director Dearborn, MI	Phillip J. Hanrahan Director Whitefish Bay, WI

Peggy L. Schmeltz Director Bowling Green, OH Bayside, WI	Luke E. Sims President & CEO Milwaukee, WI	David C. Sims CFO, CCO, Treasurer & Secretary

Donald G. Tyler Director Shorewood, WI	Neal F. Zalenko Director Birmingham, MI

Shareholder Information

Trading.   Fund shares trade under the symbol GRF on the NYSE MKT.

Fund Stock Repurchases.   The Fund is authorized, from time to time, to repurchase its shares in the open market, in private transactions or otherwise, at a price or prices reasonably related to the then prevailing market price.

Dividend Reinvestment and Cash Purchase Plan.   By participating in the Fund’s Dividend Reinvestment and Cash Purchase Plan (“Plan”), you can automatically reinvest your cash dividends in additional Fund shares without paying brokerage commissions.   A copy of the plan is included earlier in the Annual Report.
Alternatively, you can secure a copy of the Plan from the Fund’s website (www.eaglecapitalgrowthfund.com) or by contacting American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219, telephone number (877) 739-9994.

Dividend Checks/Stock Certificates/Address Changes/Etc.   If you have a question about lost or misplaced dividend checks or stock certificates, have an address change to report, or have a comparable shareholder issue or question, please contact the Fund’s transfer agent, American Stock Transfer and Trust Company, 6201 15th Avenue, Brooklyn, NY 11219, telephone number (877) 739-9994.

Proxy Voting.   The Fund typically votes by proxy the shares of portfolio companies.   If you’d like information about the policies and procedures that the Fund follows in voting, or how the Fund has voted on a particular issue or matter during the most recent 12-month period ended June 30, you can get that information (Form N-PX) from the SEC’s website (www.sec.gov) or the Fund’s website (www.eaglecapitalgrowthfund.com), or by calling the Fund at (414) 765-1107 (collect) or by sending an e-mail request (to dave@simscapital.com).

Fund Privacy Policy/Customer Privacy Notice (January 1, 2017).   We collect nonpublic personal information about you from the following sources:  (i) information we receive from you on applications or other forms and (ii) information about your transactions with us or others.   We do not disclose any nonpublic personal information about you to anyone, except as permitted by law, and as follows.   We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.   If you decide to close your account(s) or no longer be a shareholder of record, we will adhere to the privacy policies and practices as described in this notice.   We restrict access to your personal and account information to those employees who need to know that information to provide services to you.  We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.  In this notice, the term “we” refers to the Fund, Eagle Capital Growth Fund, Inc.

Additional Information.   The Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (SEC) as of the end of the first and third calendar quarters on SEC Form N-Q.   You can obtain copies of these filings, and other information about the Fund, from the SEC’s website (www.sec.gov) or from the Fund’s website (www.eaglecapitalgrowthfund.com), or by calling the Fund at (414) 765-1107.  The Fund’s Forms N-Q can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and you can obtain information about the operation of the Public Reference Room by calling the SEC at (800) 732-0330.

Approval of Renewal of Investment Advisory Agreement.  At its December 5, 2016 Board meeting, the Board of Directors approved the renewal of the Fund’s Investment Advisory Agreement with SCM (with Directors Luke E. Sims and David C. Sims abstaining).  The Board was pleased that, over SCM’s tenure, the Fund had outperformed the S&P 500 Index (total return basis).  The Board reviewed other factors in determining to retain SCM as investment advisor including, among other things, the nature, extent and quality of services provided by SCM, the cost of services provided by SCM (and benefits to be realized by SCM as a result of its relationship with the Fund), the economies of scale that may be realized as the Fund grows, whether fee level reflects the economies of scale for the benefit of Fund investors, the investment philosophy of SCM, the Fund’s portfolio turnover, best execution and trading costs, personnel considerations, resources available to SCM, SCM’s ability to satisfy compliance obligations and other relevant factors.  Overall, the Board remained satisfied with the nature, extent and quality of services provided by SCM.

Electronic Distribution of Shareholder Reports and Other Communications.   If you’d like to receive copies of the Fund’s annual report, semiannual report, proxy statement, press releases and other comparable communications electronically, please provide your e-mail address to dave@simscapital.com.  By providing your e-mail address to the Fund, you are consenting to the Fund sending the identified materials to you by e-mail.

General Inquiries.   If you have a question or comment on any matter not addressed above, please contact the Fund at: Eagle Capital Growth Fund, Inc., 225 East Mason Street, Suite 802, Milwaukee, WI 53202-3657, telephone number (414) 765-1107, or the Fund’s investment advisor, Sims Capital Management LLC (dave@simscapital.com).

ITEM 2.	CODE OF ETHICS

The Fund has adopted a Code of Ethics that applies to the Fund’s principal executive officer, principal financial officer, and others performing similar duties. A copy of the Code of Ethics is not required for the semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required for the semi-annual report.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required for the semi-annual report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not required for the semi-annual report.

ITEM 6.	INVESTMENTS

The Fund’s investments are included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES

Not required for the semi-annual report.

ITEM 8.	INVESTMENTS

(a)	Not required for the semi-annual report.

(b)	There have been no changes to the Fund’s Portfolio Managers.

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The Fund’s principal executive office and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act) within 90 days of this filing and have concluded, based on such evaluation, that the Fund’s disclosure controls and procedures were effective in ensuring that information required to be disclosed by the Fund in this Form N-CSRS was recorded, organized, and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes to the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Fund’s second fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

(A)(1) Not applicable.

(A)(2)(i) Certification of principal executive officer as required by Rule 30a-2(a) under the Act, — attached hereto as Exhibit 99.1.

(A)(2)(ii) Certification of principal financial officer as required by Rule 30a-2(a) under the Act, — attached hereto as Exhibit 99.2.

(A)(2)(iii) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley act of 2002, — attached hereto as Exhibit 99.906 CERT .